NEWS RELEASE
CONTACT: Norman C. Smiley, III, CEO & President
TELEPHONE #:  540-886-0796
DATE: August 2, 2012

FOR IMMEDIATE RELEASE
City Holding Company and Community Financial Announce Strategic Merger

CHARLESTON, West Virginia, and Staunton, Virginia – City Holding Company (“City”) (NASDAQ: CHCO) and Community Financial Corporation (“Community”) (NASDAQ:CFFC) announced today the execution of a definitive agreement by City to acquire Community and its wholly owned subsidiary, Community Bank (the “Merger”).  Community operates nine branches along the I-81 corridor in western Virginia and two branches in Virginia Beach, Virginia.  The Merger will significantly expand City’s presence in Virginia.  City recently completed the acquisition of Virginia Savings Bank, headquartered in Front Royal, Virginia. Virginia Savings Bank had assets of $130 million while Community has assets of $500 million.

City and Community anticipate the transaction will be completed in the first quarter of 2013, pending regulatory approvals, the approval of Community shareholders, and the completion of other customary closing conditions.  The directors of Community have agreed to vote their shares in favor of the Merger.

Charles R. (Skip) Hageboeck, President & CEO of City, said “City has admired the Community franchise for some time.  Community has a solid retail deposit franchise, operates in markets with higher growth rates than City’s core markets, and has established itself as a significant commercial lender in both the Staunton and Virginia Beach markets.  We are excited to partner with Community, and believe that City’s own emphasis on community-based banking, and the opportunity to bring additional products and services to both retail and business customers of Community, make this a fantastic combination.”

Norman C. (Butch) Smiley III, President & CEO of Community, said “For nearly 85 years, Community has served its customers and communities in the Shenandoah Valley of Virginia.  We are proud of the service we have provided to our customers and by the community and civic pride our company and our employees have demonstrated.  However, the challenges facing small community banks and the lack of significant economic growth since 2008, in addition to increasingly stringent regulatory oversight and expense, led Community to consider partnering with a larger community bank which shares our commitment to customers and to local communities.  City is a highly respected, profitable and well-run community bank.  Bank Director Magazine ranked City the #3 best performing bank in the US in 2010. Our shareholders will benefit from City’s financial strength, our customers will benefit from enhancements to products and services that larger banks can offer, and our communities will continue to enjoy the commitment of a bank with strong roots in its communities.  We are excited about combining our business with City.”

Under the terms of the agreement, Community shareholders will receive 0.1753 shares of City common stock for each share of Community common stock. Based upon the closing price of City’s common stock on Friday, July 27, 2012, the total value of common shares issued is estimated at $26.1 million, or $6 per share of Community.  City’s current annual dividend of $1.40 per share would amount to approximately 24.5 cents per Community share, on a pro forma basis.  Keefe, Bruyette & Woods, Inc. served as financial advisor to City. Scott & Stringfellow, LLC served as financial advisor to Community.  Jackson Kelly PLLC served as legal advisor to City. Silver, Freedman & Taff served as legal advisor to Community.

City and Community will host a conference call at 10:00AM on Friday, August 3, 2012. The conference call can be accessed by dialing 888-830-6260.  The conference ID is 289654.  The presentation slides are available at www.bankatcity.com.

Additional Information about the Merger and Where to Find It

In connection with the proposed Merger City will file a registration statement on Form S-4 concerning the transaction with the Securities and Exchange Commission and appropriate state and federal banking authorities as soon as is practical.  Community will prepare a proxy statement and other relevant documents concerning the proposed transaction for its shareholders.  COMMUNITY SHAREHOLDERS ARE URGED TO READ SUCH PROXY AND REGISTRATION STATEMENTS REGARDING THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS BECAUSE THESE WILL CONTAIN IMPORTANT INFORMATION.  You will be able to obtain all documents filed with the SEC by City free of charge at the SEC’s Internet site (http://www.sec.gov).  In addition, documents filed with the SEC by City will be available free of charge from the Corporate Secretary of City Holding Company, 25 Gatewater Road, Cross Lanes, West Virginia 25301, telephone (304) 769-1100 or from the Corporate Secretary of Community, 38 North Central Avenue, Staunton, Virginia 24401.  The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing City’s website at www.bankatcity.com under the tab “Investor Relations” and then under the heading “Documents.  You are urged to read the proxy statement/prospectus carefully before making a decision concerning the Merger.

Participants in the Transaction

City, Community, and their respective officers may be deemed to be participants in the solicitation of proxies from the shareholders of Community in connection with the Merger.  Information about the directors and executive officers of Community and their ownership of Community common stock is set forth in Community’s most recent proxy statement and Form 10-K as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at Community’s address in the preceding paragraph.  Information about the directors and executive officers of City is set forth in City’s most recent proxy statement and Form 10-K filed with the SEC and available at the SEC’s Internet site and from City at the address set forth in the preceding paragraph.  Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements about (i) the benefits of the Merger, including future financial operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger, (ii) City’s and Community’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements.  These forward-looking statements are based upon the current beliefs and expectations of the respective management of City and Community and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of City and Community.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements:  (1) the business of City and Community may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Community may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which City and Community are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in City’s and Community’s markets could adversely affect operations; (10) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (11) the economic slowdown could continue to adversely affect credit quality and loan originations; and (12) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.  Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in City’s reports (such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

City and Community caution that the foregoing list of factors is not exclusive.  All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to City or Community or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  City and Community do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.